UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2010

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9936	95-4137452
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

626-302-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibits include forward-looking statements. Edison International based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International. Edison International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International’s Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent Quarterly Reports.

Item 2.02	Results of Operations and Financial Condition

This Form 8-K/A amends the Form 8-K filed by Edison International on May 7, 2010 in connection with its financial results for the quarter ended March 31, 2010 and financial teleconference held on May 7, 2010 (the “Original 8-K”). Edison International is furnishing this Form 8-K/A for the sole purpose of providing corrections to the presentation used in connection with the financial teleconference, which is furnished with this report on amended Exhibit 99.2. The corrections to the financial teleconference presentation do not affect the press release reporting the financial results that was furnished as Exhibit 99.1 to the Original 8-K but that exhibit is re-furnished with this Form 8-K/A for convenience. No other changes to the Original 8-K have been made.

Exhibit 99.2 is amended by correcting the Southern California Edison Company (“SCE”) Capital Investment Forecast and SCE Rate Base Forecast slides (slides 17 and 18) of the financial teleconference presentation to add the correct calendar years at base of the columns. The SCE rate base forecast and SCE capital investment forecast are not otherwise being changed or amended. The updated version of Exhibit 99.2 is attached hereto and supersedes Exhibit 99.2 to the original Form 8-K filed on May 7, 2010 in its entirety.

The information furnished in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933. Edison International will revise the presentation posted on its website at www.edisoninvestor.com.

Item 7.01	Regulation FD Disclosure

Members of Edison International management will use the information in the presentation attached hereto as Exhibit 99.2 in meetings with institutional investors and analysts and at investor conference presentations. The presentation will also be posted on Edison International’s website as a reference on business performance and strategies for investors.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/S/ MARK C. CLARKE
Mark C. Clarke
Vice President and Controller

Date: May 10, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Press Release dated May 7, 2010

99.2	Corrected Edison International First Quarter 2010 Financial Teleconference Presentation dated May 7, 2010